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                                                                    EXHIBIT 23.3

                          Schumacher & Associates, Inc.
                          Certified Public Accountants
                         2525 Fifteenth Street, Suite 3H
                                Denver, CO 80211

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement of VCG Holding Corp. on Amendment No. 3 to Form SB-2 of our report dated July 25, 2002 relating to the financial statements of VCG Holding Corp. for the year ended December 31, 2001.


/s/ Schumacher & Associates, Inc.
---------------------------------
Schumacher & Associates, Inc.
Denver, Colorado


May 12, 2003